UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                            ------------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               July 29, 2011

                            ------------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                          0-14690                   47-0648386
(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation)                         Number)          Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal					         (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)  Compensatory Arrangements of Certain Officers.

On July 29, 2011, the Compensation Committee (the "Committee") of the Board of Directors of the registrant approved a long-term incentive compensation award, in the form of restricted stock, to Mr. Derek J. Leathers, the registrant's President and Chief Operating Officer. Mr. Leathers was awarded 40,000 restricted shares.

The restricted stock was awarded in accordance with the Werner Enterprises, Inc. Equity Plan (the "Equity Plan") and is subject to service-based vesting provisions under the Equity Plan and Restricted Stock Award Agreement. The restricted shares will vest in two increments of 20,000 shares each, with the first 20,000 shares vesting on July 29, 2012 (12 months after the grant date) and the second 20,000 shares vesting on January 29, 2013 (18 months after the grant date). Such long-term incentive compensation award is determined at the sole discretion of the Committee. (The Equity Plan comprised Exhibit 99.1 to the registrant's Current Report on Form 8-K dated May 8, 2007, and the form of Restricted Stock Award Agreement comprised Exhibit 10.1 to the registrant's Current Report on Form 8-K dated December 1, 2009. Each exhibit and report was previously disclosed and filed with the U.S. Securities and Exchange Commission.)


                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      August 1, 2011               By:  /s/ John J. Steele
          -------------------                ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      August 1, 2011               By:  /s/ James L. Johnson
          -------------------                ------------------------------
                                             James L. Johnson
                                             Executive Vice President,
                                              Chief Accounting Officer and
                                              Corporate Secretary